UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

BREEZE HOLDINGS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices)

(619) 500-7747

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BRZH	N/A
Rights exchangeable into one-twentieth of one share of common stock	BRZHR	N/A
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	BRZHW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On September 24, 2024, Breeze Holdings Acquisition Corp., a Delaware corporation (“Breeze”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), by and among (i) Breeze, (ii) a Cayman Islands exempted company and wholly-owned subsidiary of Parent expected to be named “YD Bio Limited,” which is in the process of being formed, and once formed will enter into a joinder to the Merger Agreement (“Pubco”), (iii) Breeze Merger Sub, Inc., a Delaware corporation and which will be a direct, wholly-owned subsidiary of Pubco (“Parent Merger Sub”), (iv) a Cayman Islands exempted company which will be a wholly-owned subsidiary of Pubco, expected to be named “BH Biopharma Merger Sub Limited,” and once formed, will enter into a joinder to the Merger Agreement (“Company Merger Sub,” with Company Merger Sub and Parent Merger Sub together referred to herein as the “Merger Subs”), and (v) YD Biopharma Limited, a Cayman Islands exempted company (“YD Biopharma”). Capitalized terms used herein and not defined shall have the meaning attributed to them in the Merger Agreement.

The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Breeze and YD Biopharma.

The Business Combination

Pursuant to and in accordance with the terms set forth in the Merger Agreement, (a) Parent Merger Sub will merge with and into Breeze, with Breeze continuing as the surviving entity (the “Parent Merger”), as a result of which, (i) Breeze will become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of Breeze immediately prior to the effective time of the Parent Merger (the “Parent Merger Effective Time”) (other than shares of Breeze common stock that have been redeemed or are owned by Breeze or any of its direct or indirect subsidiaries as treasury shares and any Dissenting Parent Shares (as defined in the Merger Agreement)) shall no longer be outstanding and shall automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of Pubco (other than the Parent Rights, which shall be automatically converted into ordinary shares of Pubco), and, (b) immediately following the consummation of the Parent Merger but on the same day, Company Merger Sub will merge with and into YD Biopharma, with YD Biopharma continuing as the surviving entity (the “Company Merger” and, together with the Parent Merger, the “Mergers”), as a result of which, (i) YD Biopharma will become a wholly-owned subsidiary of Pubco, and (ii) each issued and outstanding security of YD Biopharma immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) (other than any Cancelled Shares or Dissenting Shares) shall no longer be outstanding and shall automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of Pubco. The Mergers and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination is expected to close in February 2025, subject to customary closing conditions, the receipt of certain governmental approvals and the required approval by the stockholders of Breeze and YD Biopharma.

Business Combination Consideration

Pursuant to and in accordance with the terms set forth in the Merger Agreement, at the Parent Merger Effective Time, (a) each share of Breeze common stock, par value $0.0001 per share (“Breeze Common Stock”) outstanding immediately prior to the Parent Merger Effective Time that has not been redeemed, is not owned by Breeze or any of its direct or indirect subsidiaries as treasury shares and is not a Dissenting Parent Share will automatically convert into one ordinary share of Pubco (each, a “Pubco Ordinary Share”), (b) each Breeze Warrant shall automatically convert into one warrant to purchase a Pubco Ordinary Share (each, a “Pubco Warrant”) on substantially the same terms and conditions; and (c) each Breeze Right will be automatically converted into the number of Pubco Ordinary Shares that would have been received by the holder of such Breeze Right if it had been converted upon the consummation of a business combination in accordance with Breeze’s organizational documents.

The aggregate consideration to be received by the equity holders of YD Biopharma is based on a pre-transaction equity value of $647,304,110. In accordance with the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, each issued and outstanding ordinary share of YD Biopharma shall be cancelled and converted into a number of Pubco Ordinary Shares based on that Exchange Ratio described below. The Exchange Ratio will be equal to (i) $647,304,110, divided by (ii) the number of fully-diluted shares of YD Biopharma Common Stock outstanding as of the Closing, further divided by (iii) an assumed value of Pubco Ordinary Shares of $10.00 per share.

Governance

The parties have agreed to take actions such that, effective immediately after the Closing of the Business Combination, Pubco’s board of directors shall consist of seven directors, consisting of two Breeze designees (at least one of whom shall be an “independent director”), four YD Biopharma designees (at least three of whom shall be “independent directors”). Additionally, certain current YD Biopharma management personnel will become officers of Pubco. To qualify as an “independent director” under the Merger Agreement, a designee shall qualify as “independent” under the rules of the Nasdaq Stock Market.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Business Combination, (ii) the parties’ efforts to satisfy conditions to consummation of the Business Combination, including by obtaining any necessary approvals from governmental agencies (including U.S. federal antitrust authorities and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”)), (iii) prohibitions on the parties soliciting alternative transactions, (iv) Pubco preparing and filing a registration statement on Form F-4 with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of Breeze’s stockholders to vote in favor of certain matters, including the adoption of the Merger Agreement and approval of the Business Combination, at a special meeting to be called for the approval of such matters, and (v) the protection of, and access to, confidential information of the parties.

The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made the parties to the Merger Agreement which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Breeze does not believe that these schedules contain information that is material to an investment decision.

In addition, Pubco has agreed to adopt an equity incentive plan, as described in the Merger Agreement.

Conditions to the Closing

The obligations of Breeze, Pubco, Parent Merger Sub and Company Merger Sub (the “Breeze Parties”) and YD Biopharma to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the approval of Breeze’s stockholders, (ii) the approval of YD Biopharma’s stockholders, and (iii) Pubco’s Form F-4 registration statement becoming effective.

In addition, the obligations of the Breeze Parties to consummate the Business Combination are also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of YD Biopharma being true and correct to the standards applicable to such representations and warranties and each of the covenants of YD Biopharma having been performed or complied with in all material respects, (ii) delivery of certain ancillary agreements required to be executed and delivered in connection with the Business Combination, and (iii) no Material Adverse Effect having occurred.

The obligation of YD Biopharma to consummate the Business Combination is also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of the Breeze Parties being true and correct to the standards applicable to such representations and warranties and each of the covenants of the Breeze Parties having been performed or complied with in all material respects, and (ii) the shares of Pubco Common Stock issuable in connection with the Business Combination being listed on the Nasdaq Stock Market.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Breeze and YD Biopharma, (ii) by Breeze, on the one hand, or YD Biopharma, on the other hand, if there is any breach of the representations, warranties, covenant or agreement of the other party as set forth in the Merger Agreement, in each case, such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by either Breeze or YD Biopharma if the Business Combination is not consummated by April 30, 2025 (which date may be extended by mutual agreement of the parties to the Merger Agreement), (iv) by either Breeze or YD Biopharma if a meeting of Breeze’s stockholders is held to vote on proposals relating to the Business Combination and the stockholders do not approve the proposals, and (v) by Breeze if the YD Biopharma stockholders do not approve the Merger Agreement.

Under certain circumstances as described further in the Merger Agreement, if the Merger Agreement is validly terminated by Breeze, YD Biopharma will pay Breeze a fee equal to the trust extension payments made by on behalf of Breeze to the trust in connection with the Business Combination of up to $150,000.

PIPE Investment

The Merger Agreement contemplates that Breeze, Pubco and YD Biopharma shall use their commercially reasonable efforts to enter into and consummate a subscription with investors related to a private placement of shares in the Company, Breeze and/or Pubco (the “PIPE Investment”).

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, Breeze, Pubco, YD Biopharma and the Parent Initial Stockholders (as defined in the Merger Agreement) entered into an Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, the Parent Initial Stockholders: (a) agreed to vote all of their shares of Breeze Common Stock in favor of the Parent Proposals, including the adoption of the Merger Agreement and the approval of the Transactions; (b) agreed to vote against any other matter, action, agreement, transaction or proposal that would reasonably be expected to result in (i) a breach of any of the Breeze Parties’ representations, warranties, covenants, agreements or obligations under the Merger Agreement or (ii) any of the mutual or YD Biopharma conditions to the Closing in the Merger Agreement not being satisfied; (c) (i) waived, subject to and conditioned upon the Closing and to the fullest extent permitted by applicable law and the Breeze organizational documents, and (ii) agreed not to assert or perfect, any rights to adjustment or other anti-dilution protections to which such Breeze Initial Stockholder may be entitled in connection with the Mergers or the other Transactions; (d) agreed to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable laws to consummate the Mergers and the other Transactions on the terms and subject to the conditions set forth in the Merger Agreement prior to any valid termination of the Merger Agreement; (e) agreed not to transfer or pledge any of their shares of Breeze Common Stock, or enter into any arrangement with respect thereto, after the execution of the Merger Agreement and prior to the Closing Date, subject to certain customary conditions and exceptions; and (f) waived their rights to redeem any of their shares of Breeze Common Stock in connection with the approval of the Parent Proposals.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference. Any capitalized terms used in this section entitled “Sponsor Support Agreement” and not otherwise defined herein shall have the meanings assigned to them in the Sponsor Support Agreement.

YD Biopharma Support Agreement

Concurrently with the execution of the Merger Agreement, Breeze, Pubco, YD Biopharma, and certain shareholders of YD Biopharma representing the requisite votes necessary to approve the Merger Agreement (the “YD Biopharma Equity Holders”) entered into Shareholder Support Agreements (the “Shareholder Support Agreement”), pursuant to which the YD Biopharma Equity Holders: (a) agreed to vote in favor of the adoption of the Merger Agreement and approve the Mergers and the other Transactions to which YD Biopharma is a party; (b)  agreed to waive any appraisal or similar rights they may have pursuant to Cayman law with respect to the Mergers and the other Transactions; (d) agreed to vote against any other matter, action, agreement, transaction or proposal that would reasonably be expected to result in (i) a breach of any of YD Biopharma’s representations, warranties, covenants, agreements or obligations under the Merger Agreement or (ii) any of the mutual or the Breeze Parties’ conditions to the Closing in the Merger Agreement not being satisfied; and (e) agreed not to sell, assign, transfer or pledge any of their YD Biopharma ordinary shares (or enter into any arrangement with respect thereto) after the execution of the Merger Agreement and prior to the Closing Date, subject to certain customary conditions and exceptions.

The foregoing description of the Shareholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the Shareholder Support Agreement, a copy of which is attached hereto as Exhibit 10.2, and the terms of which are incorporated herein by reference. Any capitalized terms used in this section entitled “Shareholder Support Agreement” and not otherwise defined herein shall have the meanings assigned to them in the Shareholder Support Agreement.

Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, Breeze, Pubco, YD Biopharma, the Parent Initial Stockholders and certain YD Biopharma Equity Holders entered into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which the Parent Initial Stockholders and such YD Biopharma Equity Holders agreed, among other things, to refrain from selling or transferring their shares of Pubco Common Stock for a period of eight (8) months following the Closing, subject to early release (a) of 10% of their shares of Pubco Common Stock if the daily volume weighted average closing sale price of Pubco Common Stock quoted on the Nasdaq for any 20 trading days within any 30 consecutive trading day period beginning on the four-month anniversary of the Closing exceeds $12.50 per share, (b) of an additional 10% of their shares of Pubco Common Stock if the daily volume weighted average closing sale price of Pubco Common Stock quoted on the Nasdaq for any 20 trading days within any 30 consecutive trading day period beginning on the four-month anniversary of the Closing exceeds $15.00 per share; (c) of all of their shares of Pubco Common Stock upon the occurrence of a Subsequent Transaction; and (d) upon the determination of the Pubco board of directors (including a majority of the independent directors) following the six month anniversary of the Closing Date.

The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.3, and the terms of which are incorporated herein by reference. Any capitalized terms used in this section entitled “Lock-Up Agreement” and not otherwise defined herein shall have the meanings assigned to them in the Lock-Up Agreement.

Registration Rights Agreement

In accordance with the Merger Agreement, within thirty (30) days after the execution of the Merger Agreement, Breeze, the Parent Initial Stockholders, Pubco, and certain YD Biopharma Equity Holders are expected to enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Pubco will, among other things, be obligated to file a registration statement to register the resale of certain securities of Pubco held by the Parent Initial Stockholders and such YD Biopharma Equity Holders. The Registration Rights Agreement will also provide the Parent Initial Stockholders and such YD Biopharma Equity Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Item 7.01. Regulation FD Disclosure.

On September 25, 2024, Breeze and YD Biopharma issued a joint press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Breeze and YD Biopharma have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction among Breeze, Pubco, and YD Biopharma pursuant to which Breeze and YD Biopharma would become wholly-owned subsidiaries of Pubco. In connection with the proposed transaction, Pubco intends to file with the SEC a registration statement/proxy statement on Form F-4 that will that also will constitute a proxy statement of Breeze with respect to the Breeze Common Stock to be issued in the proposed transaction (the “proxy statement/prospectus”). This Current Report is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Breeze’s and YD Biopharma’s stockholders. Pubco and/or Breeze may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BREEZE AND YD BIOPHARMA AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BREEZE, YD BIOPHARMA, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Breeze through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Breeze will be available free of charge at Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039, attention: J. Douglas Ramsey, Ph.D.

Participants in the Solicitation

Breeze, YD Biopharma and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Breeze and YD Biopharma in respect of the proposed transaction. Information about Breeze’s directors and executive officers and their ownership of Breeze common stock is set forth in Breeze’s filings with the SEC, including its Annual Report on Form 10-K/A for the year ended December 31, 2023 filed with the SEC on April 25, 2024 (as amended, the “Annual Report”). To the extent that holdings of Breeze’s securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which YD Biopharma competes, the success and customer acceptance of YD Biopharma’s product and service offerings and other aspects of YD Biopharma’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this Current Report, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Breeze’s securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Breeze’s business combination deadline; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Breeze or YD Biopharma, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vi) the effect of the announcement or pendency of the proposed transaction on YD Biopharma’s business relationships, performance and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of YD Biopharma and any potential difficulties in YD Biopharma employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against YD Biopharma or Breeze related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to YD Biopharma’s products or services; (ix) the ability to maintain the listing of Pubco’s securities on the Nasdaq Capital Market after the closing; (x) potential volatility in the price of Breeze’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which YD Biopharma operates, variations in performance across competitors, changes in laws and regulations affecting YD Biopharma’s business, and changes in the combined company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which YD Biopharma operates or the markets that YD Biopharma targets; (xiii) the inability of YD Biopharma and its current and future collaborators to successfully develop and commercialize YD Biopharma’s products and services in the expected time frame or at all; (xiv) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the proposed transaction. The forward-looking statements contained in this Current Report are also subject to additional risks, uncertainties and factors, including those described in Breeze’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by Pubco and/or Breeze from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this Current Report are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that Breeze may file with the SEC or send to Breeze’s, Pubco’s or YD Biopharma’s stockholders in connection with the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Merger Agreement and Plan of Reorganization, dated as of September 24, 2024, by and among Breeze, Breeze Merger Sub, and YD Biopharma.
10.1	Sponsor Support Agreement dated as of September 24, 2024
10.2	Shareholder Support Agreement dated as of September 24, 2024
10.3	Lock-Up Agreement dated as of September 24, 2024
99.1	Press Release dated September 25, 2024
99.2	Investor Presentation dated September 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

Date: September 25, 2024	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Chief Executive Officer and Chief Financial Officer